1933 Act File No. 033-13019

1940 Act File No. 811-05083

VAN ECK WORLDWIDE INSURANCE TRUST

Worldwide Real Estate Fund

Supplement dated September 28, 2009 (“Supplement”)

to the Initial Class, S Class and R1 Class Prospectuses dated May 1, 2009

This Supplement updates certain information contained in the above-dated Prospectuses for the Worldwide Insurance Trust (the “Trust”) regarding the Worldwide Real Estate Fund (the “Fund”). You may obtain copies of each Prospectus and Statement of Additional Information (SAI) of the Fund free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Board of Trustees of the Trust has approved a Plan of Liquidation and Dissolution for the Fund, pursuant to which the Fund is expected to be liquidated on or about December 8, 2009 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Effective October 5, 2009, shares of the Fund will not be available for purchase, except in limited circumstances. Please contact the issuer of your insurance contract or policy to determine if shares of the Fund are available for purchase under the contract or policy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE